Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent eventsSubsequent to year-end, the Company successfully negotiated an amendment to the original terms of the purchase agreement. In lieu of any contingent consideration entitlement for the 2020 and 2021 fiscal years, the vendor accepted a final payment from the Company of $30 million ($27 million in cash and $3 million in Sprott Inc. common shares). This enabled the Company to lock-in the total acquisition price and return on investment economics going into 2021 and further enabled the Company to retain the full benefits of any additional increase in AUM expected over 2021. As a result of this change, the Company revised the contingent consideration in the first quarter of 2021 and incurred an expense of $4.4 million. This one-time charge on revision of contingent consideration will be included as part of the Other expenses line on the consolidated statements of operations and comprehensive income.